Long-term debt	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Long-term debt
Long-term debt:

As at	Dec 31 2019	Dec 31 2018
Unsecured notes
(i) 3.25% due December 15, 2019	$—	$349,026
(ii) 5.25% due March 1, 2022	248,912	248,480
(iii) 4.25% due December 1, 2024	297,607	297,232
(iv) 5.25% due December 15, 2029	693,822	—
(v) 5.65% due December 1, 2044	295,321	295,238
	1,535,662	1,189,976
Egypt limited recourse debt facilities	75,165	101,226
Other limited recourse debt facilities
(i) LIBOR+0.75% to LIBOR+2.5% due through 2019 to 2021	1,526	5,483
(ii) 5.58% due through June 30, 2031	73,700	77,709
(iii) 5.35% due through September 30, 2033	82,800	83,892
	158,026	167,084
Total long-term debt[1]	1,768,853	1,458,286
Less current maturities[1]	(38,420)	(383,793)
	$1,730,433	$1,074,493

[1]	Long-term debt and current maturities are presented net of discounts and deferred financing fees of $20.4 million as at December 31, 2019 (2018 - $17.6 million).

The Egypt limited recourse debt facilities have interest payable semi-annually with rates based on LIBOR plus a spread ranging from 0.9% to 1.6% per annum. Principal is paid in 24 semi-annual payments, which commenced in September 2010.
Other limited recourse debt facilities relate to financing for certain of our ocean going vessels which we own through less than wholly-owned entities under the Company's control. During 2018, the Company, through 50% owned entities, issued other limited recourse debt for $86 million bearing an interest rate of 5.35% with principal repayments due through September 2033. The debt was used to acquire two ocean going vessels in 2019. During 2018, the Company also issued $80 million of other limited recourse debt facilities bearing an interest rate of 5.58% with principal repayments due through June 2031, using the proceeds to repay $60.6 million of other limited recourse debt facilities.
For the year ended December 31, 2019, non-cash accretion, on an effective interest basis, of deferred financing costs included in finance costs was $3.6 million (2018 - $3.6 million).
The gross minimum principal payments for long-term debt in aggregate and for each of the five succeeding years are as follows:

	Egypt limited recourse debt facilities	Other limited recourse debt facilities	Unsecured notes	Total
2020	$29,525	$9,852	$—	$39,377
2021	31,552	9,128	—	40,680
2022	16,606	10,213	250,000	276,819
2023	—	10,778	—	10,778
2024	—	10,841	300,000	310,841
Thereafter	—	110,763	1,000,000	1,110,763
	$77,683	$161,575	$1,550,000	$1,789,258

The covenants governing the Company’s unsecured notes, which are specified in an indenture, apply to the Company and its subsidiaries, excluding entities which we control but do not fully own, and include restrictions on liens, sale and lease-back transactions, a merger or consolidation with another corporation or sale of all or substantially all of the Company’s assets. The indenture also contains customary default provisions.
During 2019, the Company issued $700 million of senior unsecured notes bearing a coupon of 5.25%, due December 15, 2029 and repaid $350 million of unsecured notes due December 15, 2019. The Company also secured an $800 million non-revolving construction facility for the Geismar 3 project and renewed its $300 million committed revolving credit facility, both with highly rated financial institutions. As at December 31, 2019 both credit facilities are undrawn and expire in July 2024.
Significant covenants and default provisions under both facilities include:

i)
the obligation to maintain an EBITDA to interest coverage ratio of not less than or equal to 2:1 calculated on a four-quarter trailing basis where for only one quarter during the term of the credit facility the ratio can be as low as, but not less than 1.25:1, and a debt to capitalization ratio of less than or equal to 57.5%, both ratios calculated in accordance with definitions in the credit agreement that include adjustments related to the limited recourse subsidiaries,

ii)	a default if payment is accelerated by a creditor on any indebtedness of $50 million or more of the Company and its subsidiaries, except for the limited recourse subsidiaries, and

iii)
a default if a default occurs that permits a creditor to demand repayment on any other indebtedness of $50 million or more of the Company and its subsidiaries, except for the limited recourse subsidiaries.

The credit facilities also include other customary covenants including restrictions on the incurrence of additional indebtedness, restrictions against the sale or abandonment of the Geismar 3 project, as well as requirements associated with completion of plant construction and commissioning.
The limited recourse debt facilities are described as limited recourse as they are secured only by the assets of the entity that carries the debt. Accordingly, the lenders to the limited recourse debt facilities have no recourse to the Company or its other subsidiaries.
The Egypt limited recourse debt facilities have covenants and default provisions that apply only to the Egypt entity, including restrictions on the incurrence of additional indebtedness and a requirement to fulfill certain conditions before the payment of cash or other shareholder distributions. Shareholder distributions are not permitted unless the average gas deliveries over the prior 12 months are greater than 70% of gas nominations.
Failure to comply with any of the covenants or default provisions of the long-term debt facilities described above could result in a default under the applicable credit agreement that would allow the lenders to not fund future loan requests, accelerate the due date of the principal and accrued interest on any outstanding loans or restrict the payment of cash or other distributions.
As at December 31, 2019, management believes the Company was in compliance with all significant terms and default provisions related to long-term debt obligations.